UNITED STATES SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2006
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663
(State or other Jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
105 Eisenhower Parkway, Roseland, New Jersey 07068
(Address of principal executive offices)
973-461-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (917 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events.
On October 16, 2006, The BISYS Group, Inc. (“BISYS”) issued a press release announcing that it has reached a preliminary agreement in principle to settle the securities class action lawsuit entitled “In re BISYS Securities Litigation” File No. 04-CV-3840 and a related securities action pending against it and certain of its former officers and directors in the United States District Court for the Southern District of New York. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
Exhibits:
99.1	Press Release, dated October 16, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.
By:	/s/ Steven Kyono
Steven Kyono
Executive Vice President, General Counsel & Secretary

Date: October 17, 2006

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